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Exhibit 99.1

LETTER OF TRANSMITTAL
Symbion, Inc.
Offer to Exchange

11.00%/11.75% Senior PIK Toggle Notes Due 2015
for Any and All Outstanding
11.00%/11.75% Senior PIK Toggle Notes Due 2015

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2008 (THE "EXPIRATION DATE") UNLESS EXTENDED BY SYMBION, INC.

The Exchange Agent for the Exchange Offer is:

U.S. BANK NATIONAL ASSOCIATION

By Registered or Certified Mail, Hand Delivery or Overnight Courier:

U.S. Bank National Association
Specialized Finance Unit
60 Livingston Avenue
St. Paul, MN 55107
Attention: Rachel Muehlbauer

By Facsimile: (651) 495-8158 (For Eligible Institutions Only)	By Telephone: (800) 934-6802

        Delivery of this Letter of Transmittal to an address other than as set forth above or transmission via facsimile to a number other than as set forth above will not constitute a valid delivery.

        The undersigned acknowledges receipt of the Prospectus, dated                        , 2008 the "Prospectus"), of Symbion, Inc. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 11.00%/11.75% Senior PIK Toggle Notes due 2015 (the "Exchange Notes") for each $1,000 in principal amount of outstanding 11.00%/11.75% Senior PIK Toggle Notes due 2015 (the "Outstanding Notes"). The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act of 1933, as amended (the "Securities Act"). The CUSIP numbers for the Outstanding Notes are 871507AA7 and U78644AA6.

        The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below. Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to U.S. Bank National Association (the "Exchange Agent").

        List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OUTSTANDING NOTES

Name(s) and Addresses of Registered Holder(s) (Please fill in)	Certificate Number(s)	Aggregate Principal Amount Represented By Outstanding Notes*	Principal Amount Tendered**

Total

*	Need not be completed by book-entry holders.
**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. See Instruction 2 below.

        This Letter of Transmittal is to be used either if certificates representing Outstanding Notes are to be forwarded herewith or if delivery of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

        Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Guaranteed Delivery Procedures."

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH
☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution(s)

The Depository Trust Company Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)

Name of Eligible Institution that Guaranteed Delivery

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

If Delivered by Book-Entry Transfer

Account Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:

Name

Address

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities (other than Outstanding Notes acquired directly from the Company), it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Any holder who is an "affiliate" of the Company or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Outstanding Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act, must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        1.     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

        2.     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Outstanding Notes nor any such other person is engaging in or intends to engage in a distribution of such Exchange Notes and that neither the holder of such Outstanding Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

        3.     The undersigned also acknowledges that the Exchange Offer is being made in reliance on an interpretation, made to third parties, by the staff of the Securities and Exchange Commission (the "SEC") that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business, such holders are not engaging in and do not intend to engage in the distribution of such Exchange Notes and such holders have no arrangements with any person to participate in the distribution of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        4.     The undersigned may, if, and only if, it would not receive freely tradable Exchange Notes in the Exchange Offer or is not eligible to participate in the Exchange Offer, elect to have its Outstanding Notes registered in the shelf registration described in the Registration Rights Agreement, dated as of June 3, 2008, among the Company, the Company's subsidiary guarantors from time to time party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and Greenwich Capital Markets, Inc. (the "Registration Agreement"). Capitalized terms used in this paragraph 4 and not otherwise defined herein shall have the meanings given to them in the Registration Agreement. Such election may be made by checking the box under "Special Registration Instructions" below. By making such election, the undersigned agrees, as a holder of Outstanding Notes participating in a shelf registration, to comply with the Registration Agreement and to indemnify and hold harmless the Company, its subsidiary guarantors, directors, officers, employees and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages or liabilities (including without limitation, any legal or other expenses incurred in connection with investigating or defending any judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any preliminary prospectus or prospectus forming a part thereof (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the undersigned specifically for inclusion therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provisions of the Registration Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Agreement.

        5.     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer—Withdrawal Rights." See Instruction 9 below.

        6.     Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please issue the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Outstanding Notes."

        THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE PROSPECTUS AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, THE TERMS OF THE PROSPECTUS SHALL PREVAIL.

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX.

  PLEASE SIGN HERE
  (TO BE COMPLETED BY ALL TENDERING HOLDERS)

  (IN ADDITION, COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

X			, 2007
X			, 2007
X			, 2007
	Signature(s) of Owner	Date

Area Code and Telephone Number

              If a holder is tendering any Outstanding Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3 below.

Name(s):

Capacity:
Address:

SIGNATURE GUARANTEE
(IF REQUIRED BY INSTRUCTION 3 BELOW)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)
(Title)
(Name and Firm)

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 2, 3, 4 and 5 below)

              To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the undersigned, or if Outstanding Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue: Exchange Notes and/or Outstanding Notes to:

Name(s)*
(Please type or print)
(Please type or print)
Address:

Zip Code

* Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY.
Credit unchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

(Book-Entry Transfer Facility Account Number, if applicable)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3 and 4 below)

              To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be sent to someone other than the undersigned or to the undersigned at an address other than shown in the box entitled "Description of Outstanding Notes" above.

  Mail Exchange Notes and/or Outstanding Notes to:

Name(s)*
(Please type or print)
(Please type or print)

Address:

Zip Code

*	Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY.

SPECIAL REGISTRATION INSTRUCTIONS
(See Paragraph 4 above)

  To be completed ONLY IF (i) the undersigned satisfies the conditions set forth in paragraph 4 above, (ii) the undersigned elects to register its Outstanding Notes in the shelf registration described in the Registration Agreement, and (iii) the undersigned agrees to comply with the Registration Agreement and to indemnify certain entities and individuals as set forth in paragraph 4 above.

  ☐ By checking this box the undersigned hereby (i) represents that it is entitled to have its Outstanding Notes registered in a shelf registration in accordance with the Registration Agreement, (ii) elects to have its Outstanding Notes registered pursuant to the shelf registration described in the Registration Agreement, and (iii) agrees to comply with the Registration Agreement and to indemnify certain entities and individuals identified in, and to the extent provided in, paragraph 4 above.

INSTRUCTIONS

1.     Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

        This Letter of Transmittal is to be completed by holders of Outstanding Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer—Book-Entry Transfer." Certificates for all physically tendered Outstanding Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations or principal amount at maturity of $1,000 or any integral multiple thereof.

        Noteholders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and any other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Guaranteed Delivery Procedures." Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Outstanding Notes in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

        The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letter of Transmittal or Outstanding Notes should be sent to the Company.

        See "The Exchange Offer" section in the Prospectus.

2.     Partial Tenders.

        If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Outstanding Notes to be tendered in the box above entitled "Description of Outstanding Notes" under "Principal Amount Tendered." A reissued certificate representing the balance of nontendered Outstanding Notes of a tendering holder who physically delivered Outstanding Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.     Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

        If this Letter of Transmittal is signed by the registered holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

        If any tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

        When this Letter of Transmittal is signed by the registered holder or holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

        Endorsements on certificates for Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program (each an "Eligible Institution" and collectively, "Eligible Institutions").

        Signatures on the Letter of Transmittal need not be guaranteed by an Eligible Institution if (A) the Outstanding Notes are tendered (i) by a registered holder of Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Outstanding Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution and (B) the box entitled "Special Registration Instructions" on this Letter of Transmittal has not been completed.

4.     Special Issuance and Delivery Instructions.

        Tendering holders of Outstanding Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated and such person named must properly complete a Substitute Form W-9 or a Form W-8BEN, W-8ECI or W-8IMY, as applicable. Noteholders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.     Transfer Taxes.

        The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

6.     Waiver of Conditions.

        The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.     No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

        Although the Company intends to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.     Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

        Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.     Withdrawal of Tenders.

        Tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

        For a withdrawal of a tender of Outstanding Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the "Depositor"), (ii) identify the Outstanding Notes to be withdrawn (including the principal amount and serial number(s) of the corresponding certificate(s) or, in the case of Outstanding Notes tendered by book-entry transfer, the name and number of the DTC account to be credited and otherwise comply with the procedures of DTC), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Outstanding Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the indenture pursuant to which the Outstanding Notes were issued register the transfer of such

Outstanding Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor. Any Outstanding Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter of Transmittal) will be final and binding on all parties.

10.   Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

IMPORTANT TAX INFORMATION

        Under current federal income tax law, a holder tendering Outstanding Notes is required to provide the Company (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If a holder is an individual, the TIN is such holder's social security number. Other holders should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for information on the correct TIN to report. If the Company is not provided with the correct TIN, a holder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such holder with respect to tendered Outstanding Notes may be subject to backup withholding.

        Certain holders (including, among others, corporations and tax-exempt entities) are not subject to these backup withholding and reporting requirements. For such a holder to qualify as an exempt recipient, such holder should complete the Substitute Form W-9 below and write "EXEMPT" on the face thereof to avoid possible erroneous withholding. A foreign individual may qualify as an exempt recipient by completing the Substitute Form W-9 as described above and by submitting to the Company, through the Exchange Agent, the appropriate Internal Revenue Service Form W-8 (e.g., Form W-8BEN, Form W-8ECI or Form W-8IMY), properly completed and signed under penalty of perjury, attesting to the holder's exempt status. The appropriate W-8 will be provided by the Exchange Agent upon request. See the enclosed Substitute Form W-9 for additional instructions.

        If backup withholding applies, the Company is required to withhold a portion of certain payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

        To prevent backup withholding on payments that are made to a holder with respect to Outstanding Notes tendered for exchange, each holder should provide the Company, through the Exchange Agent, with either: (i) such holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), that such holder is a U.S. person (including a U.S. resident alien), and that (A) such holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

What Number to Give the Exchange Agent

        The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Outstanding Notes. If the Outstanding Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

Certificate of Awaiting Taxpayer Identification Number

        If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, check the "Awaiting TIN" box on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number, and return the executed documents to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN, the Exchange Agent will withhold at the applicable backup withholding rate on all payments made thereafter until a TIN is provided to the Exchange Agent.

PAYER'S NAME: SYMBION, INC.

SUBSTITUTE FORM W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number

Department of the Treasury Internal Revenue Service Part 2—Certification— Under penalties of perjury, I certify that:		Part 3— Awaiting TIN ☐
Payer's Request for Taxpayer Identification Number ("TIN")	(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on you tax return.
Name
Address
Signature	Date

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.
Signature	Date	, 2008

13

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the name and SOCIAL SECURITY number of—	For this type of account:		Give the name and EMPLOYER IDENTIFICATION number of—

1.	Individual	The individual	6.	Sole Proprietorship or single-owner LLC	The owner(3)
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(l)	7.	A valid trust, estate, or pension trust	Legal entity(4)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.	Corporate or LLC electing corporate status on Form 8832	The corporation
4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9.	Association, club, religious, charitable, educational, or other tax- exempt organization	The organization
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(l)	10.	Partnership or multi-member LLC	The partnership
5.	Sole proprietorship or single-owner LLC	The owner(3)	11.	A broker or registered nominee	The broker or nominee
			12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "DBA" name. You may use either your Social Security Number or Employer Identification Number (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, from the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Backup withholding is not required on any payments made to the following payees:

  •
  An organization exempt from tax under section 501(a), any IRA, or a custodial account under Section 403(b)(7)if the account satisfies the requirements of section 401(f)(2);

  •
  The United States or any agency or instrumentality thereof;

  •
  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

  •
  A foreign government or any of its political subdivisions or agencies or instrumentalities; or

  •
  An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

  •
  A corporation;

  •
  A foreign central bank of issue;

  •
  A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States;

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission;

  •
  A real estate investment trust;

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940;

  •
  A common trust fund operated by a bank under Section 584(a);

  •
  A financial institution;

  •
  A middleman known in the investment community as a nominee or custodian; or

  •
  A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under Section 1441;

  •
  Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner;

  •
  Payments of patronage dividends where the amount received is not paid in money; and

  •
  Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer;

  •
  Payments of tax-exempt interest (including exempt-interest dividends under Section 852);

  •
  Payments described in Section 6049(b)(5) to non-resident aliens;

  •
  Payments on tax-free covenant bonds under Section 1451;

  •
  Payments made by certain foreign organizations; and

  •
  Mortgage interest paid to an individual.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

          Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6045, and 6050A.

          Privacy Act Notice.—Section 6109 of the Internal Revenue Code requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)   Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)   Civil Penalty for False Information with Respect to Withholding.—If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.

(3)   Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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